SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                     FORM 8-K


                                   CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of
                      The Securities and Exchange Act of 1934


     Date of Report (Date of earliest event reported) October 16, 2002


                              BEAR AEROSPACE, INC.
               (Name of Small Business issuer in its charter)

     NEVADA                     000-26051                   88-04244430
(State or other           (Commission file No.)           (IRS Employer
jurisdiction of                                         Identification No.)
incorporation or
organization)

                              23401 Park Sorrento
                                  Suite 18
                            Calabasas, California  91302
          (Address of principal executive offices including zip code)

                                (818) 225-0077
             (Registrant's telephone number including area code)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On October 16, 2002, upon recommendation of its Board of Directors, the Company dismissed its certifying accountant, Kurt D. Saliger, C.P.A ("Saliger"). Saliger's reports on the Company's financial statements for the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion. The decision to change its certifying accountant was approved by the Company's Board of Directors. During the years ended December 31, 2001 and 2000, and the subsequent interim period through October 16, 2002 the Company has not had any disagreements with Saliger on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. The Company has engaged Russell Bedford Stefanou Mirchandani LLP (" Russell Bedford Stefanou Mirchandani") as its certifying accountant as of October 16, 2002 for the Company's fiscal year ending December 31, 2002. The Company has not consulted Russell Bedford Stefanou Mirchandani previously.

Saliger's letter, which is required pursuant to Item 304(a)(3) of Regulation S-B, is attached.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.     Description

16 Letter from Kurt D. Saliger, C.P.A. to the Commission, dated October 16, 2002.

                                 SIGNATURES

     Pursuant of the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 16, 2002                      Bear Aerospace, Inc.

                                             /s/ Skip Holm
                                             Skip Holm, President